UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 6, 2006

Horne International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3130 Fairview Park Drive, Suite 400, Falls Church, Virginia		22042
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-564-2967

Spectrum Sciences & Software Holdings Corp
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2006 at a Special Meeting of Stockholders, the registrant’s stockholders approved a proposal to amend the registrant’s Certificate of Incorporation to change the name of the company from Spectrum Sciences & Software Holdings Corp. to Horne International, Inc. The Certificate of Amendment effecting this name change is attached as Exhibit 99.1 to this filing

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed as part of this report.

Exhibit No. Description

99.1 Certificate of Amendment, dated as of August 31,2006, to
Certificate of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horne International Inc.

September 6, 2006	By:	Michael M. Megless

Name: Michael M. Megless
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Certificate of Amendment